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The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

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Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

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Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

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WMLT 2005 -WMC1                                                    3,656 records
All records                                                 Balance: 707,104,168
================================================================================

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                                                     Percent of
                                Aggregate    Number  Aggregate
                                Principal        Of  Principal     Average        Remaining
IO Loan Types                     Balance     Loans    Balance     Balance    WAC      Term     FICO    CLTV
------------------------------------------------------------------------------------------------------------
ARM 2/28 IO 60             133,497,356.65       425      80.74  314,111.43  6.342       359      670   80.71
ARM 2/28 IO 120              8,512,247.30        29       5.15  293,525.77  6.514       358      661   81.55
ARM 3/27 IO 60               8,006,702.00        25       4.84  320,268.08  6.165       359      679   81.66
ARM 3/27 IO 120              2,267,773.37         7       1.37  323,967.62  6.171       359      666   81.14
ARM 5/25 IO 60              11,700,122.83        39       7.08  300,003.15  5.991       359      697   80.51
ARM 5/25 IO 120              1,354,717.03         4       0.82  338,679.26  6.357       359      680   80.84
------------------------------------------------------------------------------------------------------------
Total:                     165,338,919.18       529     100.00  312,549.94  6.315       359      672   80.79
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                                                     Percent of
                                Aggregate    Number  Aggregate
                                Principal        Of  Principal     Average        Remaining
Balloon Loans                     Balance     Loans    Balance     Balance    WAC      Term     FICO    CLTV
------------------------------------------------------------------------------------------------------------
ARM 2/28 BALL30/40         163,727,352.45       552      64.93  296,607.52  6.767       359      638   80.21
ARM 3/27 BALL30/40           3,625,499.70        13       1.44  278,884.59  6.460       358      642   80.33
ARM 5/25 BALL30/40           3,181,822.88        11       1.26  289,256.63  6.421       359      654   80.94
BALL 15/30                  71,612,988.65     1,129      28.40   63,430.46 10.048       179      665   99.46
BALL 30/40                  10,026,601.71        32       3.98  313,331.30  6.958       359      652   82.22
------------------------------------------------------------------------------------------------------------
Total:                     252,174,265.39     1,737     100.00  145,178.05  7.698       308      646   85.77
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                     Percent of
                                Aggregate    Number  Aggregate
Seconds, and Firsts with        Principal        Of  Principal    Average        Remaining
Silent Seconds                    Balance     Loans    Balance    Balance    WAC      Term     FICO    CLTV
------------------------------------------------------------------------------------------------------------
Second Lien                  73,027,010.50    1,159      16.81  63,008.64 10.045       179      666   99.45
First with Silent Second    361,352,629.57    1,415      83.19 255,372.88  6.599       359      665   79.81
------------------------------------------------------------------------------------------------------------
Total:                      434,379,640.07    2,574     100.00 168,756.66  7.178       329      665   83.11
------------------------------------------------------------------------------------------------------------

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Wachovia Securities has provided this data as an accommodation . By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities . This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.
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WMC Mortgage Delivery Tape         Tape Provided 08/29/2005          Page 1 of 1